UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2026

PSB Financial, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-290457	39-4296886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

202 North Main Street P.O. Box 191 Deer Lodge, Montana 59722
(Address of principal executive offices, including zip code)

(406) 846-2202
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 16, 2026, PSB Financial, Inc. (the “Company”) and Pioneer State Bank entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”). KBW will assist in the marketing of the Company’s common stock in connection with the proposed conversion of Pioneer Federal Savings and Loan Association from a mutual savings association to a stock bank by way of a merger (the “Merger”) with and into Pioneer State Bank, a newly chartered Montana state-chartered stock bank that will be the surviving entity in the Merger and a wholly-owned subsidiary of the Company.

For KBW’s services in the subscription offering and any community offering, it is entitled to receive a management fee of $35,000 and a success fee of 1.0% of the aggregate purchase price of the shares of Company common stock sold in the subscription offering and a success fee of 1.5% of the aggregate purchase price of the shares of Company common stock sold in any community offering, excluding, in each case, shares of Company common stock purchased by directors, officers, and employees of the Company, subject to a minimum fee of $300,000. The management fee will be credited against the success fee. In addition, KBW is entitled to receive a fee of $35,000 for conversion agent and data processing records management agent services. KBW will receive reimbursement for certain out-of-pocket expenses and legal expenses related to its services. If the Company conducts a syndicated community offering, the Company will pay a transaction fee to KBW not to exceed 6.0% of the aggregate purchase price of all shares of common stock sold in the syndicated community offering.

The shares of Company common stock will be offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-290457), filed by the Company under the Securities Act of 1933, as amended, and declared effective on March 16, 2026.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

1.1	Agency Agreement dated March 16, 2026

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB Financial, Inc.

Dated: March 17, 2026	By:	/s/ Phillip K. Willett
Phillip K. Willett
President and Chief Executive Officer

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